UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2013

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2013, the Board of Directors (the “Board”) of the Tennessee Valley Authority (“TVA”) approved the following items related to compensation: (i) changes to the design of the Winning Performance Team Incentive Plan (“WPTIP”) and Executive Annual Incentive Plan (“EAIP”) beginning in fiscal year (“FY”) 2014, (ii) changes to the Executive Long-Term Incentive Plan (“ELTIP”) performance measures for the FY 2011-2013 performance cycle, (iii) changes to the ELTIP performance measures for the FY 2012-2014 and FY 2013-2015 performance cycles, and (iv) establishment of the ELTIP performance measures for the FY 2014-2016 performance cycle. Each of these items is discussed in more detail below.

WPTIP and EAIP Changes

The Board replaced the enterprise-wide performance measures and corporate modifier for the WPTIP and EAIP with a Corporate Multiplier. The Board will establish performance goals and measures for the Corporate Multiplier, and the Board and the Chief Executive Officer (“CEO”) will jointly assess TVA's performance and determine the final Corporate Multiplier, which will range between 0 and 1.0, after the end of each fiscal year. The Corporate Multiplier will then be multiplied by the performance results for each set of strategic business unit (“SBU”) and business unit (“BU”) goals, which will range from 0% to 150%, to determine the incentive award payouts for participants under the WPTIP and EAIP. The CEO will set and approve the performance measures and goals for each SBU and BU for FY 2014.

The Board approved the following performance measures for the Corporate Multiplier for FY 2014: (i) safe workplace, (ii) operating cash flow, (iii) net income, (iv) total financing obligations, (v) jobs created/retained, and (vi) Board level significant events. These measures are described in more detail in the table below:

Performance Measure	Description	Target
Safe workplace	The number of recordable injuries per 200,000 employee-hours worked by TVA employees and contractors filling TVA positions (excluding hearing events)	Zero
Operating cash flow	Net cash provided by operating activities as shown on TVA's Consolidated Statements of Cash Flows	FY 2014 Business Plan
Net income	Net income as shown on TVA's Consolidated Statements of Operations	FY 2014 Business Plan
Total financing obligations	The total amount of net debt and other financing obligations as shown on TVA's Consolidated Balance Sheets	FY 2014 Business Plan
Jobs created and retained	The number of new or retained jobs in TVA's service area which TVA assisted in creating or retaining	50,000
Board level significant events	Items (both favorable and unfavorable) that the Board deems materially significant and that affect TVA's reputation, organizational health, or the public at large	Zero

The CEO retains the authority to modify individual incentive awards under the EAIP based on a subjective assessment of individual performance during the year.

Changes to ELTIP Performance Measures for the FY 2011-2013 Performance Cycle

The Board approved the use of the 2013 TVA Pulse Survey results instead of the Organizational Health Index results when calculating the Organizational Health Index measure for the FY 2011-2013 performance cycle. The Pulse Survey is an internal TVA survey used to provide a snapshot of TVA's organizational health during a given period.

Changes to ELTIP Performance Measures for the FY 2012-2014 and FY 2013-2015 Performance Cycles

The Board modified the ELTIP performance measures for the FY 2012-2014 and FY 2013-2015 performance cycles by (1) replacing the Organizational Health Index measure with an External Measures metric and (2) replacing the Retail Rates measure with a Wholesale Rate Excluding Fuel measure. The External Measures metric is designed to maintain and enhance TVA's reputation and is derived from the following items:

Performance Measure	Weight	Threshold	Target	Maximum
External performance indicators for the TVA nuclear fleet	25%	80.0	83.0	86.0
Percent of positive and balanced TVA news coverage compared to all TVA news coverage	25%	80.0	84.0	85.0
Survey of public opinion of TVA	10%	81.0	81.5	82.0
Survey of TVA customers	10%	48.0	49.0	50.0
Board level significant events	30%	Two Unfavorable (80)	Zero (100)	Two Favorable (120)
Composite score for external measures		76.9	84.8	92.0

The performance measures for the FY 2012-2014 and FY 2013-2015 ELTIP performance cycles, along with their associated weights and goals, are set forth below:

FY 2012-2014 ELTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Wholesale Rate Excluding Fuel(1)	40%	Target + 2%	FY 2014 Business Plan	Target - 2%
System Reliability Load Not Served(2)	30%	7.8	6.8	3.3
Responsibility External Measures(3)	30%	76.9	84.8	92.0

Notes
(1) The Wholesale Rate Excluding Fuel measure represents TVA's electric sales revenue excluding fuel divided by electric power sales. For the FY 2012-2014 ELTIP performance cycle, the Wholesale Rate Excluding Fuel measure will be calculated using the FY 2014 results.
(2) Load Not Served is equal to the product of (i) the percentage of total load not served and (ii) the number of minutes in the period (excluding events during declared major storms). Value is expressed in system minutes and is the average of the three years within the ELTIP performance cycle.
(3) For the FY 2012-2014 ELTIP performance cycle, the External Measures metric will be calculated using the FY 2014 results.

FY 2013-2015 ELTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Wholesale Rate Excluding Fuel(1)	40%	Target + 2%	FY 2014 Business Plan (FY 2014-2015 Rate)	Target - 2%
System Reliability Load Not Served(2)	30%	99.999% reliability	Top quartile	Top decile
Responsibility External Measures(3)	30%	77.9	85.8	92.9

Notes
(1) The Wholesale Rate Excluding Fuel measure represents TVA's electric sales revenue excluding fuel divided by electric power sales. For the FY 2013-2015 ELTIP performance cycle, the Wholesale Rate Excluding Fuel measure will be calculated using an average of the FY 2014 and FY 2015 results.
(2) Load Not Served is equal to the product of (i) the percentage of total load not served and (ii) the number of minutes in the period (excluding events during declared major storms). Value is expressed in system minutes and is the average of the three years within the ELTIP performance cycle.
(3) For the FY 2013-2015 ELTIP performance cycle, the External Measures metric will be calculated using an average of the FY 2014 and FY 2015 results, except for the external performance indicators for the TVA nuclear fleet, which will be based only on FY 2015 results.

Establishment of ELTIP Performance Measures for the FY 2014-2016 Performance Cycle

The Board approved ELTIP performance measures for the FY 2014-2016 performance cycle. These performance measures, along with their associated weights and goals, are as follows:

FY 2014-2016 ELTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Wholesale Rate Excluding Fuel(1)	40%	Target + 2%	FY 2014 Business Plan (FY 2014-2016 Rate)	Target - 2%
System Reliability Load Not Served(2)	30%	99.999% reliability	Top quartile	Top decile
Responsibility External Measures(3)	30%	78.8	86.7	93.9

Notes
(1) The Wholesale Rate Excluding Fuel measure represents TVA's electric sales revenue excluding fuel divided by electric power sales. For the FY 2014-2016 ELTIP performance cycle, the Wholesale Rate Excluding Fuel measure will be calculated using an average of the FY 2014, FY 2015, and FY 2016 results.
(2) Load Not Served is equal to the product of (i) the percentage of total load not served and (ii) the number of minutes in the period (excluding events during declared major storms). Value is expressed in system minutes and is the average of the three years within the ELTIP performance cycle.
(3) For the FY 2014-2016 ELTIP performance cycle, the External Measures metric will be calculated using an average of the FY 2014, FY 2015, and FY 2016 results, except for the external performance indicators for the TVA nuclear fleet, which will be based only on FY 2016 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: August 27, 2013	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer